Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of November 7, 2019, among Bluefin Holding, LLC, a Delaware limited liability company (the “Borrower”), Bluefin Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”), as a Guarantor, the other Guarantors party hereto, the Lenders party hereto and Antares Capital LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower. Holdings, the other Guarantors from time to time party thereto, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto are parties to that certain First Lien Credit Agreement, dated as of September 6, 2019 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties have requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto, which constitute the Required Lenders, are willing to do so, on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; References.

(a)    Unless otherwise specifically defined herein, each capitalized term used herein (including the preamble hereto) that is not defined in this Amendment has the meaning assigned to such term in the Credit Agreement.

(b)    Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.

SECTION 3. Effectiveness. This Amendment shall become effective upon the execution and delivery of this Amendment to the Administrative Agent by the Borrower, Holdings, each other Guarantor, the Administrative Agent and Lenders constituting the Required Lenders.

SECTION 4. No Modification. Except as expressly stated herein, the Lenders, the Collateral Agent and the Administrative Agent reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

SECTION 5. Governing Law, Etc. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Sections 10.07, 10.09(b), 10.09(c), 10.09(d), 10.10 and 10.11 are hereby incorporated by reference as if set forth herein mutatis mutandis.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[signatures follow on next page]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BLUEFIN INTERMEDIATE HOLDINGS, LLC, as Holdings and a Guarantor

By:	/s/ Reinaldo Acosta
Name: Reinaldo Acosta
Title: Chief Executive Officer

BLUEFIN HOLDING, LLC, as the Borrower

By:	/s/ Reinaldo Acosta
Name: Reinaldo Acosta
Title: Chief Executive Officer

BLACK MOUNTAIN SYSTEMS, LLC, as a Guarantor

By:	/s/ Reinaldo Acosta
Name: Reinaldo Acosta
Title: Chief Executive Officer

LITHEO, LLC, as a Guarantor

By:	/s/ Reinaldo Acosta
Name: Reinaldo Acosta
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

MARIANA SYSTEMS, LLC, as a Guarantor

By:	/s/ Reinaldo Acosta
Name: Reinaldo Acosta
Title: Chief Executive Officer

VERTICE TECHNOLOGIES, LLC, as a Guarantor

By:	/s/ Reinaldo Acosta
Name: Reinaldo Acosta
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

ANTARES CAPITAL LP, as Administrative Agent and Collateral Agent

By:	/s/ Scott Garlinghouse
Name: Scott Garlinghouse
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

ANTARES HOLDINGS LP, as a Lender

By:	Antares Holding GP Inc., its general partner

By:	/s/ Mark Jarosz
Name: Mark Jarosz
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

JFIN ASSET MANAGEMENT LLC, as a Lender

By:	/s/ John Liguori
Name: John Liguori
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

By:	JFIN Asset Management LLC, as Investment Manager

By:	/s/ John Liguori
Name: John Liguori
Title: Managing Director

JFIN Fund III LLC, as a Lender

By:	/s/ John Liguori
Name: John Liguori
Title: Managing Director

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Lender

By:	Guggenheim Partners Investment Management, LLC

/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as a Lender

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

GUGGENHEIM CREDIT INCOME FUND, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

SUNWISE CLO, LLC, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

HOBSON CAPITAL, LLC, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

GUGGENHEIM MM CLO 2018-1, LTD., as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

KIM GLOBAL KPI GUGGENHEIM PROFESSIONAL PRIVATE TRUST, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

KIM GLOBAL KPS GUGGENHEIM PROFESSIONAL PRIVATE TRUST, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

NEW MOUNTAIN GUARDIAN III SPV, L.L.C., as a Lender

By:	/s/ James W. Stone
Name: James W. Stone
Title: Authorized Person

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

NEW MOUNTAIN FINANCE DB, L.L.C., as a wholly-owned subsidiary of New Mountain Finance Corporation, as a Lender

By:	/s/ James W. Stone
Name: James W. Stone
Title: Managing Director, Authorized Person

[Signature Page to Amendment No. 1 to First Lien Credit Agreement (Bluefin)]

ANNEX I

AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

[Changed pages to First Lien Credit Agreement follow]

FIRST LIEN CREDIT AGREEMENT

This FIRST LIEN CREDIT AGREEMENT (this “Agreement”), dated as of September 6, 2019, is made among Bluefin Holding, LLC, a Delaware limited liability company (“Bluefin Holding” and the “Borrower”), Bluefin Intermediate Holdings, LLC, a Delaware ~~corporation~~limited liability company (“Holdings”), as a Guarantor, each of the other Guarantors (such terms and each other capitalized term used but not defined herein having the meaning given to it in Article I) party hereto upon becoming a party hereto, the Lenders and Issuing Banks from time to time party hereto, Antares Capital LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”).

WITNESSETH:

WHEREAS, prior to the date hereof, pursuant to that certain Amended and Restated Securities Purchase and Merger Agreement, dated as of July 1, 2019 (together with the exhibits, schedules and disclosure letters thereto, collectively, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Bluefin Acquisition Agreement”), by and among, inter alios, Bluefin Topco, LLC (formerly known as BMS Holdings, LLC), a Delaware limited liability company (“Topco”) and certain Affiliates of Sponsor identified therein, such Affiliates of Sponsor have, through one or more steps, consummated the acquisition of Topco (the “Bluefin Acquisition”).

WHEREAS, on the Closing Date, pursuant to that certain Securities Purchase and Exchange Agreement, dated as of July 29, 2019 (together with the exhibits, schedules and disclosure letters thereto, collectively, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Closing Date Acquisition Agreement”), by and among, inter alios, Topco and Vertice Technologies, LLC, a Florida limited liability company (“Vertice”), Topco shall, through one or more steps, consummate the acquisition of Vertice (the “Closing Date Acquisition”).

WHEREAS, the proceeds of the Loans issued hereunder are intended to be used in part to make a distribution on the Closing Date to Topco in an amount not exceeding $142,000,000 (the “Closing Date Distribution”).

WHEREAS, on the Closing Date, the Borrower has requested that (a) the Term Loan Lenders extend credit in the form of Term Loans in an aggregate principal amount equal to $165,000,000 to fund the Closing Date Acquisition, to make the Closing Date Distribution, to pay fees, costs and expenses in connection therewith, to cash collateralize any existing letters of credit, to fund working capital needs and for other general corporate purposes and (b) the Revolving Lenders extend Revolving Loans at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount not in excess of $25,000,000 (which shall include a letter of credit sub-facility of $5,000,000) (the “Revolving Credit Facility”).

	Ratio	Eurodollar Loans	ABR Loans
I	> 5.00 to 1.00	4.25%	~~3.00~~3.25%	4.25%	0.50%
II	≤ 5.00 to 1.00 and > 4.50 to 1.00	4.00%	3.00%	4.00%	0.375%
III	≤ 4.50 to 1.00	4.00%	3.00%	4.00%	0.25%

provided, that until a certified calculation of the First Lien Leverage Ratio is delivered for the first fiscal quarter for which financial statements are required to be delivered pursuant to Section 5.01(a) or (b), the Applicable Margin with respect to Term Loans, Revolving Loans and the LC Participation Fee and the Commitment Fee shall be set at the margin in the row styled “Level I” in the applicable table. Except as set forth in the foregoing proviso, the Applicable Margin with respect to Term Loans, Revolving Loans, the LC Participation Fee and the Commitment Fee shall be re-determined quarterly on the first Business Day of the month following the date of delivery to the Administrative Agent of a certified calculation of the First Lien Leverage Ratio in accordance with Section 5.01(c); provided that if such certification is not provided in accordance with Section 5.01(c), the Applicable Margin with respect to Term Loans, Revolving Loans, the LC Participation Fee and the Commitment Fee shall be set at the margin in the row styled “Level I” in the applicable table as of the first Business Day of the month following the date on which such certification was required to be delivered in accordance with Section 5.01(c) until the date on which such certification is delivered (on which date, the Applicable Margin with respect to Term Loan, Revolving Loans, the LC Participation Fee and the Commitment Fee shall be set at the margin based upon the calculations disclosed by such certification).

In the event that the certified calculation of the First Lien Leverage Ratio previously delivered pursuant to Section 5.01(c) was inaccurate (and such inaccuracy is discovered while any Term Loans or Revolving Commitments are outstanding), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for the Term Loans, Revolving Loans, the LC Participation Fee or the Commitment Fee, as applicable, for any period (an “Applicable Period”) than the Applicable Margin for Term Loans, Revolving Loans, the LC Participation Fee or the Commitment Fee, as applicable, applied for such Applicable Period, then, to the extent any Term Loans or Revolving Commitments are outstanding at such time, (i) the Borrower shall as soon as practicable deliver to the Administrative Agent the correct certified calculation of the First Lien Leverage Ratio for such Applicable Period, (ii) the Applicable Margin for Term Loans, Revolving Loans, the LC Participation Fee or the Commitment Fee, as applicable, shall be determined as if the Level for such higher Applicable Margin for Term Loans, Revolving Loans, the LC Participation Fee or

outstanding Borrowings are being combined, allocation to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below, as applicable, shall be specified for each resulting Borrowing);

(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)    whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)    if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(c) Automatic Conversion. If an Interest Election Request with respect to a Eurodollar Borrowing is not timely delivered prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid or prepaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, the Administrative Agent or the Required Lenders may require, by notice to the Borrower, that (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing, and (ii) unless repaid or prepaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.09 Amortization of Term Loan Borrowings. The Borrower shall pay to the Administrative Agent, for the ratable account of the Term Loan Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of the fiscal quarter ending March 31, 2020 (each such date, a “Term Loan Repayment Date”), an amount equal to one quarter of one percent (0.25%) of the original principal amount of such Term Loans made on the Closing Date, as adjusted from time to time pursuant to Section 2.10(h), as reduced by the principal amount of Loans contributed or assigned to Holdings or any of its Restricted Subsidiaries pursuant to Section 10.04(b)(vi) or (viii), and as adjusted in connection with the making of any Incremental Term Loans pursuant to Section 2.20 hereof, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. To the extent not previously paid, all Term Loans made on the Closing Date shall be due and payable by the Borrower on the Term Loan Maturity Date.

representation and warranty by the Borrower and each other Credit Party that on the date of such Credit Extension (both immediately before and immediately after giving effect to such Credit Extension) the conditions contained in this Article IV have been satisfied or waived.

ARTICLE V

AFFIRMATIVE COVENANTS

The Borrower and the Subsidiary Guarantors (and Holdings with respect to Sections 5.01, 5.02, 5.03, 5.05, 5.06, 5.07, 5.10, 5.11, 5.13, and 5.14) warrant, covenant and agree with each Lender that at all times after the Closing Date, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full (other than contingent indemnification obligations and unasserted expense reimbursement obligations) and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full (except to the extent cash collateralized in accordance with the terms of this Agreement or to the extent backstopped with a back to back letter of credit in a manner reasonably acceptable to the applicable Issuing Bank or rolled into another credit facility to the sole satisfaction of the applicable Issuing Bank), the Borrower and the Subsidiary Guarantors (and Holdings, with respect to Sections 5.01, 5.02, 5.03, 5.05, 5.06, 5.07, 5.10, 5.11, 5.13, and 5.14) will, and will cause each of their respective Restricted Subsidiaries to:

Section 5.01 Financial Statements, Reports, etc. Furnish to the Administrative Agent for distribution to each Lender:

(a) Annual Reports. Within ~~120 days after the last day of each fiscal year of Holdings commencing with the fiscal year ending December 31, 2020 (and~~ 180 days after the last day of the fiscal year of Holdings ending December 31, 2019~~)~~, and within 120 days after the last day of each subsequent fiscal year thereafter, a copy of the consolidated balance sheet of Holdings and its Restricted Subsidiaries as of the last day of the fiscal year then ended and the consolidated statements of income and cash flows of Holdings and its Restricted Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year (starting with the fiscal year ending December 31, 2021), audited and accompanied in the case of the consolidated financial statements by an opinion of (i) an independent public accounting firm of recognized national standing selected by the Borrower or (ii) any other accounting firm reasonably acceptable to the Administrative Agent (which opinion shall be unqualified as to scope, subject to the proviso below) to the effect that the consolidated financial statements have been prepared and present fairly, in all material respects, in accordance with GAAP the consolidated financial condition of Holdings and its Restricted Subsidiaries as of the close of such fiscal year; provided that (A) such financial statements shall not contain a “going concern” qualification or statement, except to the extent that such a “going concern” qualification or statement (~~A~~I) is solely a consequence of any impending stated final maturity date of any Indebtedness, (~~B~~II ) relates to any actual or potential inability to satisfy the Financial Covenant or any other financial covenants under any other Indebtedness on a future date or in a future period or (~~C~~III) related to the activities, operations, financial results, assets or liabilities of Unrestricted Subsidiaries; in each case, such financial statements shall be accompanied by a customary management discussion and analysis (in form reasonably acceptable to the Administrative Agent) of the financial performance of Holdings and its Restricted

Subsidiaries~~;~~ and (B) the financial statements (and accompanying opinion) delivered pursuant to this clause (a) for the fiscal year of Holdings ending December 31, 2019 shall be with respect to the period commencing on the Closing Date and ending on the last day of such fiscal year (or such longer period commencing prior to the Closing Date and ending on the last day of such fiscal year);

(b) Quarterly Reports. Commencing with the first full fiscal quarter ending after the Closing Date, within sixty (60) days after the last day of each fiscal quarter of each fiscal year of Holdings (other than the last fiscal quarter of any fiscal year of Holdings) (or ninety (90) days for each of the first three fiscal quarters for which financial statements are required to be delivered pursuant to this clause (b)), a copy of the unaudited consolidated balance sheet of Holdings and its Restricted Subsidiaries as of the last day of such fiscal quarter and the unaudited consolidated statements of income and cash flows of Holdings and its Restricted Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail and showing in comparative form the figures for the corresponding date and period in the previous fiscal year of Holdings (starting with the first full fiscal quarter commencing at least one year after the Closing Date for which financial statements are required to be delivered pursuant to this clause (b)), prepared by Holdings in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified on behalf of Holdings by a Financial Officer as prepared in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and fairly reflecting the financial condition and results of operations of Holdings and its Restricted Subsidiaries in all material respects;

(c) Financial Officer’s Certificate. Concurrently with any delivery of financial statements under Section 5.01(a) or (b), a Compliance Certificate (i) certifying on behalf of Holdings that, to its knowledge, no Event of Default has occurred and is continuing or, if any such known Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; provided that, if such Compliance Certificate demonstrates that an Event of Default has occurred and is continuing due to a failure to comply with any covenant under Section 6.08 that has not been cured prior to such time, the Borrower may deliver, to the extent and within the time period permitted by Section 8.03, prior to, after or together with such Compliance Certificate, a Notice of Intent to Cure such Event of Default, (ii) setting forth the computation of the Total Leverage Ratio (whether or not the Financial Covenant is then required to be tested) and First Lien Leverage Ratio and, (iii) setting forth, in the case of each Compliance Certificate delivered concurrently with any delivery of financial statements under Section 5.01(a) above, the Borrower’s calculation of Excess Cash Flow starting with the first full fiscal year after the Closing Date; provided that, for the avoidance of doubt, no Compliance Certificate shall “bring down” any representations and warranties made herein or in any other Loan Document;

(d) Budgets. Prior to the consummation of an IPO, ~~commencing with the first full fiscal year commencing after the Closing Date, within 120 days after the beginning of each fiscal year (or~~ within 180 days after the beginning of the fiscal year ending December 31, 2021), and within 120 days after the beginning of each subsequent fiscal year thereafter, an annual budget (on a quarterly basis) ~~in~~for such fiscal year in the form customarily prepared with regard to Holdings and its Restricted Subsidiaries by Holdings; and

(e) Other Information. Promptly, from time to time, and upon the reasonable written request of the Administrative Agent, other reasonably requested information of the Group Members regarding the operations, business affairs and financial condition (including information required under the Patriot Act or updates to the information required under the Beneficial Ownership Certification); provided that nothing in this Section 5.01(e) shall require any Group Member to take any action that would violate any third party customary confidentiality agreement (other than any such confidentiality agreement entered into in contemplation of this Agreement) with any Person that is not an Affiliate (and, in all events, so long as such confidentiality agreement does not relate to information regarding the financial affairs of any Group Member or the compliance with the terms of any Loan Document) or waive any attorney-client or similar privilege or disclose any attorney work product or any item that constitutes non-registered Intellectual Property, non-financial trade secrets or non-financial proprietary information.

Documents required to be delivered pursuant to Section 5.01(a) through Section 5.01(e) may be (1) satisfied by delivery of the applicable financial statements or other information of any other direct or indirect parent of the Borrower (provided that, to the extent such information is provided with respect to a direct or indirect parent of the Borrower other than Holdings, such information is accompanied by unaudited consolidating or other information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to Holdings and its Restricted Subsidiaries, on the other hand, (2) satisfied, as applicable, by the delivery of the Form 10-K, 10-Q, or 8-K of Holdings or any other direct or indirect parent of the Borrower, filed with the SEC, or (3) delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are sent via e-mail to the Administrative Agent for posting on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, established on its behalf by the Administrative Agent and to which each Lender (other than any Lender not permitted to access such website in accordance the provisions hereof or of any other Loan Document) and the Administrative Agent have access or the date on which the Borrower has posted such documents on its own website to which each Lender (other than any Lender not permitted to access such website in accordance the provisions hereof or of any other Loan Document) and the Administrative Agent have access and notified the Administrative Agent of such posting. Notwithstanding anything contained herein, at the reasonable written request of the Administrative Agent, the Borrower shall thereafter promptly be required to provide paper copies of any documents required to be delivered pursuant to Section 5.01. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. If the delivery of any of the foregoing documents required under this Section 5.01 shall fall on a day that is not a Business Day, such deliverable shall be due on the next succeeding Business Day.

the surviving person in the case of any merger or consolidation involving the Borrower, and such Subsidiary Guarantor is the surviving person in the case of any merger or consolidation involving such Subsidiary Guarantor (other than mergers or consolidations involving the Borrower)), and (y) any Restricted Subsidiary (other than the Borrower) that is not a Guarantor may merge or consolidate with or into any other Restricted Subsidiary (other than the Borrower) that is not a Guarantor;

(d) a merger or consolidation pursuant to, and in accordance with, the definition of “Permitted Acquisition” to the extent necessary to consummate such Permitted Acquisition;

(e) any Restricted Subsidiary (other than the Borrower, subject to clause (f) below) may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding up, as applicable, would not reasonably be expected to have a Material Adverse Effect;

(f) the Borrower may merge or consolidate with another Borrower or any Borrower may dissolve, liquidate or wind up its affairs; provided, that if Bluefin Holding is not the surviving person of any such merger or consolidation to which Bluefin Holding is a party, the surviving person of such merger or consolidation shall assume all of the rights and obligations of Bluefin Holding hereunder and under the other Loan Documents in its role as the Borrower; provided, further, that any such merger or consolidation, as applicable, would not reasonably be expected to have a Material Adverse Effect; and

(g) Permitted Reorganizations and IPO Reorganization Transactions.

Section 6.05 Asset Sales. Sell, lease, assign, transfer or otherwise dispose of any property, except that the following shall be permitted:

(a) (x) sales, transfers, leases, subleases and other dispositions of inventory in the ordinary course of business, property no longer used or useful in the business or worn out, or obsolete, uneconomical, negligible or surplus property by any Group Member in the ordinary course of business, (y) the abandonment, allowance to lapse or other disposition of Intellectual Property that is, in the reasonable business judgment of the Borrower, immaterial or no longer economically practicable to maintain or (z) sales, transfers, leases, subleases and other dispositions of property by any Group Member (including Intellectual Property) that is, in the reasonable business judgment of the Borrower, immaterial or no longer used or useful in the business;

(b) any sale, lease, assignment, transfer or disposition (other than a sale of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries); provided that (i) such sale, lease, assignment, transfer or disposition shall be for fair market value (as determined by the Borrower in good faith) and (ii) with respect to any aggregate consideration received in respect thereof in excess of the greater of $4,500,000 and 15% of Consolidated EBITDA for the most recently ended Test period, at least 75% of the aggregate purchase price for all property subject to such sale, lease, assignment, transfer or disposition, when taken together with all other such dispositions effected in reliance on this Section 6.05(b) since the Closing Date, ~~and/or~~ shall and this Agreement satisfies the requirements of sub-sections (a) through (g) of Part I of PTE 84-14.

(b) The Administrative Agent and each of the Lead Arrangers hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE X

MISCELLANEOUS

Section 10.01 Notices.

(a) Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows:

if to any Credit Party, to the Borrower at:

Bluefin Holding, LLC

9350 S Dixie Hwy

Suite 1420

Miami, FL 33156

Attention: Chief Financial Officer

Email: [***]

with a copy (which shall not constitute notice) to:

Vista Equity Partners Management, LLC

Four Embarcadero Center, 20th Floor

San Francisco, CA 94111

Attention: [***]

Email: [***]

if to the Administrative Agent at:

Antares Capital LP

500 West Monroe Street

Chicago, IL 60661

Attention: [***]

Email: [***]

with copy to:

Antares Capital LP

500 West Monroe Street

Chicago, IL 60661

Attention: Legal Department, [***]

Email: [***]

with copy to (which shall not constitute notice):

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020-1095

Attention: [***]

Email: [***]

if to the Administrative Agent in connection with Credit Extensions or payments made to the Administrative Agent:

Antares Capital LP

500 West Monroe Street

Chicago, IL 60661

Attention: [***]

Email: [***]

if to the Collateral Agent at:

Antares Capital LP

500 West Monroe Street

Chicago, IL 60661

Attention: [***]

Email: [***]

with copy to (which shall not constitute notice):

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020-1095

Attention: [***]

Email: [***]

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, they shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in said clause (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may (subject to Section 10.01(d)) be delivered or furnished by electronic communication (including electronic mail, FpML messaging, Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Collateral Agent, the Issuing Banks or the Borrower may agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it (including as set forth in Section 10.01(d)); provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its electronic mail address as described in the foregoing clause (b) of notification that such notice or communication is available and identifying the website address therefor.

(c) Change of Address, etc. Any party hereto may change its address or telecopier number or electronic mail address for notices and other communications hereunder by written notice to the other parties hereto.

(d) Posting. Each Credit Party hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to